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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D. C. 20549

                                  FORM 8-K/A
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 3, 2001


                                ALPHACOM, INC.
            (Exact name of registrant as specified in its charter)



             NEVADA                     333-83573          34-1868605
(State or Other Jurisdiction of        (Commission        (IRS Employer
Incorporation)                         File Number)       Identification Number)



1035 ROSEMARY BOULEVARD, AKRON, OHIO            44306         (330) 785-5555
(Address of Principal Executive Offices)      (Zip Code)    (Telephone Number)











                                    Copy to:

                                 J. Bret Treier
                                 Brouse McDowell
                            500 First National Tower
                             Akron, Ohio 44308-1471
                                 (330) 535-5711



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         (b)  Exhibits

                 1(b)      Accountants' letter of agreement


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ALPHACOM, INC.

Dated: December 29, 2000             By: /s/ Joseph M. Lechiara
                                        ---------------------------------------
                                            Joseph M. Lechiara,
                                            Chief Financial and Chief Accounting
                                             Officer








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                                 ALPHACOM, INC.

                           CURRENT REPORT ON FORM 8-K



                                INDEX OF EXHIBITS

                  EXHIBIT

                       1(b)      Accountants' letter of agreement

















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